8


THE WARRANT AND THE SECURITIES ISSUABLE HEREUNDER HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAW. THE WARRANT AND THE SECURITIES MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION UNDER SAID ACT AND ANY APPLICABLE SECURITIES LAWS OR AN EXEMPTION THEREFROM UNDER SAID ACT OR LAWS. THE COMPANY MAY REQUEST, AS A CONDITION TO ANY TRANSFER, AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO IT STATING THAT SUCH TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT.

Warrant No. 1 of 1                                                50,000 Shares

                                     WARRANT

                           To Purchase Common Stock of

                                  Bluefly, Inc.

                             Expiring March 30, 2006


         This certifies that, for value received, Rosenthal & Rosenthal, Inc. (the "Holder") is entitled to purchase from Bluefly, Inc., a Delaware corporation, at any time and from time to time after March 30, 2001 (the "Commencement Date") until 5:00 P.M. New York City time, on March 30, 2006, (such time and date, the "Expiration Date"), the number of shares of Common Stock, par value $0.01 per share, of the Company as set forth above, at a purchase price equal to $2.34 per share (the "Purchase Price"). The number of Warrant Shares (as defined below) and the Purchase Price therefor are subject to adjustment as herein after set forth in Section 5.


         SECTION 1. Definitions. For all purposes of this Warrant, the following terms shall have the meanings indicated:

         "Commission" means the Securities and Exchange Commission, or any other Federal agency then administering the Securities Act.

         "Common Stock" means and includes the Company's authorized common stock, par value $0.01 per share, and also includes any Common Stock of any class of the Company hereafter authorized that shall not be limited to a fixed sum or percentage of par value in respect of the rights of the Holder thereof to participate in dividends and in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding-up of the Company, and includes any Common Stock of any class or classes resulting from any successive changes or reclassifications or reclassification thereof.

         "Company" means Bluefly, Inc., a Delaware corporation.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         "Fair Market Value" means, with respect to the shares of Common Stock,
(a) if the shares are listed or admitted for trading on any national securities exchange or included in The Nasdaq National Market or Nasdaq SmallCap Market, the last reported sales price as reported on such exchange or market; (b) if the shares are not listed or admitted for trading on any national securities exchange or included in The Nasdaq National Market or Nasdaq SmallCap Market, the average of the last reported closing bid and asked quotation for the shares as reported on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or a similar service if NASDAQ is not reporting such information; (c) if the shares are not listed or admitted for trading on any national securities exchange or included in The Nasdaq National Market or Nasdaq SmallCap Market or quoted by NASDAQ or a similar service, the average of the last reported bid and asked quotation for the shares as quoted by a market maker in the shares (or if there is more than one market maker, the bid and asked quotation shall be obtained from two market makers and the average of the lowest bid and highest asked quotation). In the absence of any available public quotations for the Common Stock, the Board of Directors of the Company shall determine in good faith the fair value of the Common Stock, which determination shall be set forth in a certificate by the Secretary of the Company.


         "Purchase Price" means the purchase price set forth in the initial paragraph hereof, as adjusted from time to time pursuant to the provisions of
Section 5 hereof.


         "Securities Act" means the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         "Warrant" means this warrant evidencing the right to purchase up to an aggregate maximum amount of not more than 50,000 shares of Common Stock, subject to increase and adjustment as provided herein, and any warrant issued in exchange, transfer or replacement thereof.

         "Warrant Shares" means the shares of Common Stock purchased or purchasable by the Holder of this Warrant upon the exercise thereof pursuant to
Section 2 hereof.

         SECTION 2. Exercise of Warrant. This Warrant may be exercised at any time, in whole, and from time to time, in part, prior to the Expiration Date. To exercise this Warrant, in whole or in part, the Holder shall complete the notice of exercise attached hereto (the "Notice of Exercise"), and deliver this Warrant and, except as otherwise provided in this Section 2, cash in an amount equal to the aggregate Purchase Price of the shares of Common Stock being purchased. Upon receipt thereof, the Company shall, within ten (10) business days thereafter, execute or cause to be executed and deliver to the Holder a certificate or certificates representing the aggregate number of shares of Common Stock specified in said Notice of Exercise. The Company shall pay all expenses, taxes and other charges payable in connection with the preparation, execution and delivery of stock certificates pursuant to this Section, except that, in case such stock certificates shall be registered in a name or names other than the name of the Holder, funds sufficient to pay all stock transfer taxes that shall be payable upon the execution and delivery of such stock certificate or certificates shall be paid by the Holder to the Company at the time of delivering this Warrant to the Company as provided above.


         In lieu of payment of the Purchase Price in cash, the Holder may make such payment, by way of cashless exercise, as follows:

                  (i) by delivery of shares of Common Stock with an aggregate Fair Market Value on the date of exercise equal to the Purchase Price, subject, however, to the provisions of Section 16(b) of the Exchange Act; or

                  (ii) through the written election of the Holder to have withheld by the Company from the shares of Common Stock otherwise deliverable upon exercise, Common Stock having an aggregate Fair Market Value on the date of exercise equal to the Purchase Price.

         SECTION 3. Ownership of this Warrant.

                  (a) The Company shall deem and treat the Holder as the holder and owner of this Warrant (notwithstanding any notations of ownership or writing hereon made by anyone other than the Company) for all purposes and shall not be required to give effect to any notice to the contrary, until presentation of this Warrant for registration of transfer as provided in this Section 3.

                  (b) Subject to Section 4, this Warrant is exchangeable, upon the surrender hereof by the Holder to the Company at its office referred to in
Section 8, for new warrants of like tenor and date representing in the aggregate the right to purchase the number of shares of Common Stock purchasable hereunder, each of such new warrants to represent the right to purchase such number of shares of Common Stock as shall be designated by the Holder at the time of such surrender. Subject to compliance with applicable securities laws, this Warrant and all rights hereunder are transferable in whole or in part upon the books of the Company by the Holder hereof in person or by a duly authorized attorney, and a new warrant shall be executed and delivered by the Company of the like tenor and date as this Warrant but registered in the name of the transferee, upon surrender of this Warrant duly endorsed, at said office or agency of the Company. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and, in case of loss, theft or destruction, of an agreement of unsecured indemnity and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new warrant of like tenor and date, in lieu of this Warrant. This Warrant shall be promptly canceled by the Company upon the surrender hereof in connection with any exchange, transfer or replacement.

         SECTION 4. Restrictions. This Warrant and the Warrant Shares may not be sold, transferred, or otherwise disposed of without registration under the Securities Act or an exemption therefrom.

         SECTION 5. Anti-Dilution Provisions; Adjustments; Redemption.


                  (a) In the event that the Company shall determine that any dividend, recapitalization, forward split or reverse split, reorganization, spin-off, repurchase or share exchange, or other similar corporate transaction or event, affects the Common Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of the Holder under this Warrant, then the Company shall, in such manner as it may deem equitable, adjust either or both of (i) the number of Warrant Shares or (ii) the Purchase Price.

                  (b) In the event that the Company enters into any agreement relating to a transaction or series of transactions resulting in its merger into another entity, the sale of all of its capital stock or the sale of all or substantially all of its assets, the Company may, at its sole option, redeem the Warrant and repurchase it from the Holder for a purchase price of $.01 per Warrant Share; provided, that the Company shall give the Holder ten (10) business days prior written notice, and the Holder shall have the right to exercise the Warrant during such notice period.

         SECTION 6. Covenants of the Company. The Company covenants and agrees that it shall reserve and set apart and have at all times, free from preemptive rights, the number of authorized but unissued shares of Common Stock deliverable upon the exercise of this Warrant, and it shall have at all times any other rights or privileges provided for therein sufficient to enable it at any time to fulfill all of its obligations hereunder. The Company covenants and agrees that all shares of Common Stock which shall be so issuable will, upon issuance, be duly authorized and issued, fully paid and nonassessable. The Company will not take any action which results in any adjustment of the Purchase Price if the total number of shares of Common Stock issuable after such action upon conversion of this Warrant would exceed the total number of shares of Common Stock then authorized by the Company's Certificate of Incorporation in effect at such time but will agree to seek shareholder approval to authorize any increases in shares of Common Stock of the Company.

         SECTION 7.  Notification by the Company.  In case at any time:

                  (i) the Company shall pay any dividend upon Common Stock or make any distribution to the holders of the Common Stock;

                  (ii) the Company shall make an offer for subscription, pro rata, to the holders of its shares of Common Stock of any additional shares of stock of any class or other rights;

                  (iii) there shall be any capital reorganization, reclassification of the capital stock of the Company, consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another corporation;

                  (iv) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company; or

                  (v) the Company shall otherwise take any action covered by
Section 7 hereof;


 then, in any one or more of such cases, the Company shall give written notice to the Holder of the date on which (a) the books of the Company shall close, or a record shall be taken for such dividend, distribution or subscription rights, or (b) such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up shall take place, as the case may be. Such notice shall also specify the date as of which the holders of Common Stock of record shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding-up, as the case may be. Such notice shall be given not less than thirty (30) and not more than ninety (90) days prior to the record date or the date on which the Company's transfer books are closed in respect thereto and such notice may state that the record date is subject to the effectiveness of a registration statement under the Securities Act, or to a favorable vote of shareholders, if either is required.


         SECTION 8. Notices. Any notice or other document required or permitted to be given or delivered to the Holder shall be hand delivered or delivered by nationally recognized overnight courier at, or sent by certified or registered mail postage prepaid and return receipt requested to the Holder at the last address shown on the books of the Company. Any notice or other document required or permitted to be given or delivered to the Company shall be delivered at, or sent by certified or registered mail to, the principal office of the Company, at 42 West 39th Street, New York, New York 10018, Attn: Chief Financial Officer and General Counsel, or such other address as shall have been furnished to the Holder by the Company. All such communications shall be deemed to have been given or made when so delivered by hand, or one business day after being sent by overnight delivery or five business days after being so mailed.

         SECTION 9. No Rights as Shareholders; Limitation of Liability. This Warrant shall not entitle the Holder to any of the rights of a shareholder of the Company. No provision hereof, in the absence of affirmative action by the Holder to exercise this Warrant or purchase Common Stock, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability upon the Holder for the Purchase Price or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

         SECTION 10. Law Governing. This Warrant shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, without giving effect to the conflict of law provisions thereof.

         SECTION 11. Miscellaneous. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party (or any predecessor in interest thereof) against which enforcement of the same is sought. The headings in this Warrant are for purposes of reference only and shall not affect the meaning or construction of any of the provisions hereof.


         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed and attested by its duly authorized officer as of the 30th day of March, 2001.


                                  BLUEFLY, INC.


                                            By: _______________________________
                                            Name:
                                            Title:



ATTEST:

By: _________________________
Name:
Title:

                               NOTICE OF EXERCISE

         The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant for, and to purchase thereunder, _________________ of the Company's Warrant Shares provided for therein and requests that certificates for such Warrant Shares be issued in the name of:
- --------------------------------------------------------------------------
(please print name, address, and social security number or employer identification number)

and, if said number of Warrant Shares shall not be all the shares of Common Stock purchasable thereunder, that a new Warrant certificate for the balance remaining of the shares of Common Stock purchasable under the within Warrant be registered in the name of the undersigned Warrantholder or his assignee as below indicated and delivered to the address stated below.

Dated:   ________________, 20___

Name of Warrant holder or Assignee:

___________________________________
(please print)

Address:
___________________________________

___________________________________

___________________________________

Signature:  _______________________________________

Signature  Guaranteed:        NOTE: THE ABOVE SIGNATURE MUST CORRESPOND WITH THE
                              NAME AS WRITTEN UPON THE FACE OF THE WITHIN
                              WARRANT IN EVERY PARTICULAR WITHOUT ALTERATION OR
                              ENLARGEMENT OR ANY CHANGE WHATEVER, UNLESS THE
                              WITHIN WARRANT HAS BEEN ASSIGNED.

                              IF WARRANT SHARES ARE TO BE ISSUED IN ANY NAME OTHER THAN THAT OF THE REGISTERED HOLDER OF THE WITHIN WARRANT, THE REGISTERED HOLDER'S SIGNATURE SHALL BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR BY A MEMBER FIRM OF THE NEW YORK STOCK EXCHANGE.

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

- ---------------------------------------------------------------------

- ---------------------------------------------------------------------

- ---------------------------------------------------------------------
(name and address of assignee must be printed or typewritten)

the within Warrant, hereby irrevocably constituting and appointing attorney to transfer said Warrant on the books of the Company with full power of substitution in the premises.

Dated: _________________________

Name of Warrantholder or Assignee:


- ---------------------------------
(please print)

Address:

- ---------------------------------

- ---------------------------------

- ---------------------------------



Signature:        _________________________________
                  SIGNATURE OF REGISTERED HOLDER

Signature Guaranteed:         NOTE: THE SIGNATURE ON THIS ASSIGNMENT MUST
                              CORRESPOND WITH THE NAME AS IT APPEARS UPON THE
                              FACE OF THE WITHIN WARRANT IN EVERY PARTICULAR,
                              WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE
                              WHATEVER. SUCH SIGNATURE SHALL BE GUARANTEED BY A
                              COMMERCIAL BANK OR TRUST COMPANY OR BY A MEMBER
                              FIRM OF THE NEW YORK STOCK EXCHANGE.